Exhibit 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Tag-it Pacific
Los Angeles, California


     We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-8 of our report dated March 8, 1999, relating to the consolidated financial statements of Tag-it Pacific, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.



                                                  /s/ BDO SEIDMAN, LLP
                                                  BDO SEIDMAN, LLP


Los Angeles, California
July 29, 1999